EXHIBIT 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

OF

SUNRIDGE INTERNATIONAL, INC.  AND SUBSIDIARIES
(FORMERLY TARI, INC.)

AS OF JUNE 30, 2009

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2009

			Pro Forma		Pro Forma
	SunRidge	Ophthalmic	Adjustments	Note	Combined

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,027	$–	$–		$1,027
Inventory	–	3,556	–		3,556
Total Current Assets	1,027	3,556	–		4,583

Property and equipment, net	–	3,669	–		3,669

OTHER ASSETS
Deposits	–	4,520	–		4,520
Intangible asset	–	–	176,523		176,523

TOTAL ASSETS	$1,027	$11,745	$176,523		$189,295

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Notes payable - related parties	$125,043	$269,726	–		$394,769
Notes payable	–	215,300	–		215,300
Accounts payable	46,512	101,452	–		147,964
Bank overdraft	–	2,463	–		2,463
Advances payable	5,300	–	–		5,300
Accrued interest	–	61,553	–		61,553
TOTAL LIABILITIES	176,855	650,494	–		827,349

COMMITMENTS	–	–	–		–

STOCKHOLDERS’ EQUITY/(DEFICIT)
Preferred Stock, $0.001 par value, 50,000,000 shares authorized and 0 shares outstanding at June 30, 2009	–	–	–		–
Common Stock, $0.001 par value, 500,000,000 shares authorized; 40,000,000 shares issued and outstanding at June 30, 2009, pro forma basis	3,890	100	(100)	A	40,000
			(12,500)	B
			15,560	C
			33,050	D
Additional paid-in capital	95,384	12,426,870	100	A	12,387,665
			12,500	B
			(15,560)	C
			(33,050)	D
			(98,579)	E
Accumulated deficit	(275,102)	(13,065,719)	275,102	E	(13,065,719)

TOTAL STOCKHOLDERS’ EQUITY/(DEFICIT)	(175,828)	(638,749)	–		(638,054)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,027	$11,745	$176,523		$189,295

See accompanying notes to unaudited pro forma consolidated financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended June 30, 2009

			Pro Forma		Pro Forma
	SunRidge	Ophthalmic	Adjustments	Note	Combined

PRODUCT REVENUES	$–	$86,276	$–		$86,276

Cost of Product Revenues	–	28,834	–		28,834

GROSS PROFIT	–	57,442	–		57,442

OPERATING EXPENSES
Employees and consultants expenses	–	30,850	–		30,850
Legal and professional fees	11,506	63,931	–		75,437
Rent expense	–	54,240	–		54,240
Selling and marketing expense	–	17,045	–		17,045
Insurance	–	30,726	–		30,726
Telephone and utilities	–	10,546	–		10,546
Office expenses	–	26,014	–		26,014
Postage and shipping	–	1,397	–		1,397
Other general and administrative expenses	–	3,809	–		3,809
Miscellaneous expense	4,090	–	–		4,090

TOTAL OPERATING EXPENSES	15,596	238,558	–		254,154

LOSS FROM OPERATIONS	(15,596)	(181,116)	–		(196,712)

OTHER INCOME (EXPENSES)
Other Income	–	1,755	–		1,755
Interest expense	–	(57,542)	–		(57,542)

TOTAL OTHER INCOME (EXPENSES)	–	(55,787)	–		(55,787)

NET LOSS BEFORE TAXES	(15,596)	(236,903)	–		(252,499)

Provision for Income Taxes	–	–			–

NET LOSS	$(15,596)	$(236,903)	$–		$(252,499)

Basic Loss per Share	$0.00				$0.00

Weighted Average Shares Outstanding	19,450,000				40,000,000

See accompanying notes to unaudited pro forma consolidated financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
Year Ended June 30, 2009

					Total
	Common Stock		Additional		Stockholders’
			Paid-in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)

BALANCE AT June 30, 2009 (1) SunRidge International, Inc.	19,450,000	$19,450	$79,824	$(275,102)	$(175,828)

Stock Retired (2)	(12,500,000)	(12,500)	12,500	–	–

Issuance of Common Stock (3)	33,050,000	33,050	12,393,920	(12,828,816)	(401,846)

Recapitalization (4)	–	–	(98,579)	275,102	176,523

Net loss - Ophthalmic International, Inc.	–	–	–	(236,903)	(236,903)

BALANCE AT June 30, 2009
PRO FORMA	40,000,000	$40,000	$12,387,665	$(13,065,719)	$(638,054)
______________
(1)
The Company completed a 5-for-1 stock split of its common shares on September, 2009. All prior period common share and per common share amounts have been retroactively adjusted to reflect the 5-for-1 stock split.

(2)	The President of SunRidge International, Inc. retired 12,500,000 shares of common stock to the Company as part of the exchange of shares with Ophthalmic International, Inc.
(3)	The issuance of 33,050,000 shares in September 2009, is shown to reflect the shares issued to effect the exchange with Ophthalmic International, Inc., pro forma basis.
(4)	To remove the prior accumulated deficit.

See accompanying notes to unaudited pro forma consolidated financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
Year Ended June 30, 2009

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

OPERATING ACTIVITIES:
Net Loss	$(252,499)
Adjustments to reconcile net loss to net
cash provided (used) by operating activities:
Depreciation	799

Changes in Assets and Liabilities:
Accounts Receivable	10,491
Inventory	11,168
Accounts payable	82,620
Accrued interest	39,312

NET CASH USED IN OPERATING ACTIVITIES	$(108,109)

FINANCING ACTIVITIES:
Overdraft	$2,053
Payment from borrowers	(47,675)
Proceeds from borrowings	154,641

NET CASH PROVIDED BY FINANCING ACTIVITIES	$109,019

NET CHANGE IN CASH AND CASH EQUIVALENTS	910

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	117

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,027

Supplemental disclosure of cash flow information:

Cash paid during the year for:
Interest	$18,230

See accompanying notes to unaudited pro forma consolidated financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Ophthalmic International, Inc. (OI) was incorporated in March 1997 in the state of Nevada. OI had been a wholly owned subsidiary of Coronado Industries, Inc until January 26, 2007, when OI and its subsidiaries were purchased from Coronado Industries, Inc. for cash and other consideration.

SunRidge International, Inc., formerly known as Tari, Inc., (SunRidge) was incorporated on May 2, 2001 under the laws of the State of Nevada. The name was changed from Tari, Inc. to SunRidge International, Inc. on July 23, 2009.  It is located in Toronto, Ontario, Canada. The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America. The SunRidge fiscal year end is March 31.

In September 2009, SunRidge consummated an Agreement of Share Exchange and Plan of Reorganization (the Agreement) with OI. Pursuant to the Agreement, Sunridge agreed to issue an aggregate of 33,050,000 shares of its restricted common stock to all of the shareholders of OI in exchange for all the issued and outstanding common stock shares of OI.

The exchange of shares has been accounted for as a reverse acquisition in the form of a recapitalization with OI as the “accounting acquirer” and the surviving entity. After the acquisition, OI retained the “legal acquirer” name of SunRidge International, Inc. (the Company or SunRidge). Operations after the acquisition will be based in Fountain Hills, Arizona where the Company intends to manufacture and market a patented Vacuum Fixation Device and patented suction rings to major medical supply companies and health care providers throughout the world.

GOING CONCERN

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Opthalmic International, Inc. has not made an operating profit since 1996. Further, on a pro forma basis, the Company has a working capital deficit of $(822,766) and a negative net worth of $(13,065,719) as of June 30, 2009.

The financial statements do not include any adjustments to reflect the possible future effects of the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the uncertainty of the Company’s ability to continue as a going concern.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 – EQUITY

In September 2009, SunRidge completed a five-for-one forward stock split which brought the shares outstanding of SunRidge from 3,890,000 to 19,450,000.

The President of SunRidge contributed 12,500,000 shares of common stock to the Company as part of the exchange of share with Ophthalmic International, Inc.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma consolidated financial statements of SunRidge International, Inc. has been prepared in accordance with accounting principles generally accepted in the United States of America.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the acquisition and are expected to have a continuing impact on the combined results. Accordingly, the adjustments presented on the pro forma consolidated financial statements have been identified and presented in accordance with their timing to provide relevant information for an accurate understanding of the combined company upon finalizing the acquisition.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the financial position, results of operations, cash flows and changes in stockholders’ equity (deficit) of SunRidge International, Inc. and its wholly-owned subsidiaries. All material intercompany transactions, accounts and balances have been eliminated.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

INVENTORIES

Inventories consist primarily of materials and parts and are stated at the lower of cost, as determined on a first-in, first-out (FIFO) basis, or market.

ACCOUNTS RECEIVABLE

The Company follows the allowance method of recognizing uncollectible accounts receivable.  The allowance method recognized bad debt expense based on a review of the individual accounts outstanding and the Company’s prior history of uncollectible accounts receivable. As of June 30, 2009, the Company has not established an allowance for uncollectible accounts receivable as they believe that all accounts are fully collectible.  The Company does not record finance charges on delinquent accounts receivable balances unless they are received.  Accounts receivable are generally unsecured.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to operations as incurred.  Betterments or renewals are capitalized when incurred. Depreciation is provided using accelerated methods over the following useful lives:

Office Furniture and Equipment	5 – 7 Years
Machinery	5 – 7 Years
Leasehold Improvements	5 – 39 Years

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

LONG-LIVED ASSETS

Long-lived assets are accounted for in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

DEFERRED INCOME TAXES

Deferred income taxes are provided on an asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

LOSS PER SHARE

Basic loss per share includes no dilution and is computed by dividing the loss to common stockholders by the weighted average number of common shares outstanding for the period.  There are no dilutive securities outstanding as of June 30, 2009.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of our financial instruments included in current assets and current liabilities approximated their respective fair values at each balance sheet date due to the immediate or short-term maturity of these financial instruments.

RECENT ACCOUNTING PRONOUNCEMENTS

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” which requires that publicly traded companies include the fair value disclosures required by SFAS No. 107 in their interim financial statements.  This FSP is effective for interim reporting periods ending after June 15, 2009. The company does not expect FSP FAS 107-1 and APB 28-1 will have a material effect on its financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In April 2009, the FASB issued FASB Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”).  This FSP provides guidance regarding how to determine whether there has been a significant decrease in the volume and level of activity for the asset or liability when compared with normal market activity for the asset or liability.  In such situation, an entity may conclude that transactions or quoted prices may not be determinative of fair value, and may adjust the transactions or quoted prices to arrive at the fair value of the asset or liability.  This FSP is effective for interim and annual reporting period ending after June 15, 2009, and shall be applied prospectively.  The adoption of FSP FAS 157-4 did not have a material effect on the Company’s financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (FAS No. 165”).  This Statement establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued.  FAS No. 165 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of FAS No. 165 did not have a material effect on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“FAS No. 167”).  This Statement requires entities to perform a qualitative analysis to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity.  This Statement also requires an ongoing reassessment of variable interests and eliminates the quantitative approach previously required for determining whether an entity is the primary beneficiary.  FAS No. 167 is effective as of the beginning of an entity’s first annual reporting period that begins after November 15, 2009. The Company does not expect FAS 167 to have a material effect on its financial statements.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles: a replacement of FASB Statement No. 162” (FAS No. 168”).  This Statement establishes two levels of U.S. generally accepted accounting principles (GAAP) – authoritative and non-authoritative.  The FASB Accounting Standards Codification (ASC) will become the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the Securities and Exchange Commission (SEC).  SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company does not expect FAS 168 to have a material effect on its financial statements.

REVENUE RECOGNITION

The company recognizes revenue based on guidance provided in Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, our price is fixed or determinable, and collection is reasonably assured. We recognize revenue on our standard products when title passes to the customer upon shipment. The standard products do not have customer acceptance criteria. The company has standard rights of return that are accounted for as a warranty provision under SFAS No. 5, “Accounting for Contingencies.” The company does not have any price protection agreements or other post shipment obligations. For custom equipment where customer acceptance is part of the sales agreement,  revenue will be recognized when the customer has accepted the product. In cases where custom equipment does not have customer acceptance as part of the sales agreement, revenue will be recognized upon shipment, as long as the system meets the specifications as agreed upon with the customer. Certain transactions may have multiple deliverables, with the deliverables clearly defined. To the extent that the secondary deliverables are other than perfunctory, the company will recognize the revenue on each deliverable, if separable, or on the completion of all deliverables, if not separable.

 NOTE 4 – INVENTORY

As of June 30, 2009, inventory consisted of the following:

2009

Raw materials	$3,556
Finished goods	–
$3,556

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – RELATED PARTY TRANSACTIONS

As of June 30, 2009, notes payable to related parties consist of the following:

2009

12% per annum note payable to stockholders, principal and interest due at various times, unsecured	$258,726

Unsecured, non interest bearing note payable to the director of the company	125,043

18% per annum note payable to a stockholder, principal and interest due on demand; unsecured	11,000
394,769
Less: Current Portion	(394,769)
$–

NOTE 6 – COMMITMENTS

Operating Leases

SunRidge International, Inc.’s operations will be moved to OI’s location at Fountain Hills, AZ. OI has been in the facilities since November 2004 at which time the Company entered into a non-cancelable lease agreement commencing December 1, 2004 through December 15, 2009. Monthly rent payments are $4,520.

Future minimum lease payments under the Company’s operating lease as of June 30, 2009 are as follows:

Year Ending June 30:
2010	27,120
Future minimum lease payments	$27,120

For the year ended June 30, 2009, rent expense under the lease agreement was $54,240.

SUNRIDGE INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 – NOTE PAYABLES

2009

15% per annum note payables to Robert Suliot, principal and interest payable on demand.	$95,000

12% per annum note payable to Victor Webb, principal and and interest payable on demand.	20,000

12% per annum note payable to XL Lending, principal and and interest payable on demand.	32,000

12% per annum note payable to Harvey Wish, principal and and interest payable on demand.	2,300

12% per annum note payable to Larry Belcamino, principal and and interest payable on demand.	6,000

15% per annum note payable to Vickie Goulette, principal and interest payable on demand.	60,000
215,300
Less: current portion	(215,300)
$–

NOTE 8 – PRO FORMA ADJUSTMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma balance sheet at June 30, 2009 and the unaudited pro forma consolidated income statement for the year then ended, to reflect the proposed combination of SunRidge International, Inc. and Ophthalmic International, Inc.

A.	To eliminate common stock.
B.	To record the retiring of stock by the President of SunRidge International, Inc. as part of the exchange of shares with Ophthalmic International, Inc.
C.	To record five for one stock split by SunRidge International, Inc.
D.	To record the issuance of stock for 100% of the outstanding shares of Ophthalmic.
E.	To record the effect of the recapitalization on the accumulated deficit.